UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2010

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On December 21, 2010, Berkshire Hills Bancorp, Inc. (the “Company” or “Berkshire Hills”), the parent company of Berkshire Bank, and Legacy Bancorp, Inc. (“Legacy”), the parent company of Legacy Banks (“Legacy Banks”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Legacy will merge with and into the Company. Concurrent with the merger, it is expected that Legacy Bank will merge with and into Berkshire Bank.

Under the terms of the Merger Agreement, each outstanding share of Legacy common stock will be converted into the right to receive 0.56385 shares of Company common stock and $1.30.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of the Company and Legacy. The merger is currently expected to be completed in the second quarter of 2011.  It is anticipated that regulatory approval will require the divestiture of some deposits in Berkshire County, Massachusetts.  In the event such deposits are sold at a premium in excess of 3.5%, the Legacy shareholders shall be entitled to a cash payment equal to one-half of such excess, after taxes.

The directors and executive officers of Legacy have agreed to vote their shares in favor of the approval of the Merger Agreement at the Legacy shareholders meeting to be held to vote on the proposed transaction. If the merger is not consummated under specified circumstances, Legacy has agreed to pay the Company a termination fee of $4.32 million, except that the termination fee will be $2.16 million in the event the Merger Agreement is terminated by Legacy in connection with entering into an Alternative Acquisition Agreement (as defined by the Merger Agreement).

The Merger Agreement also contains usual and customary representations and warranties that the Company and Legacy made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Legacy, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and Legacy rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.  An information presentation with additional information about the merger will be posted promptly in the Investor Relations section of Berkshire’s website at www.berkshirebank.com.  Berkshire has announced a conference call/webcast with investors and the financial community to discuss this merger at 9:00 a.m. eastern time on Wednesday, December 22, 2010.  Persons may participate in this call by dialing 877-317-6789 or in the webcast by clicking on the related link in the Investor Relations section of the Company’s website at www.berkshire.com.

Additional Information for Stockholders

In connection with the proposed merger, Berkshire Hills will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Legacy and a Proxy Statement/Prospectus of Berkshire Hills, as well as other relevant documents concerning the proposed transaction.  Stockholders are urged to read the Registration Statement and the Proxy Statement/prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Berkshire Hills and Legacy, may be obtained at the SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from Berkshire Hills Bancorp at www.berkshirebank.com under the tab “Investor Relations” or from Legacy Bancorp by accessing Legacy Bancorp’s website at www.legacy-banks.com under the tab “Investor Relations.”

Berkshire Hills and Legacy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Legacy Bancorp in connection with the proposed merger.  Information about the directors and executive officers of Berkshire Hills Bancorp is set forth in the proxy statement for Berkshire Hills Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 26, 2010.  Information about the directors and executive officers of Legacy Bancorp is set forth in the proxy statement for Legacy Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2010.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of December 21, 2010 by and between Berkshire Hills Bancorp, Inc. and Legacy Bancorp, Inc.

Exhibit 99.1	Press Release dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.
DATE: December 22, 2010	By:	/s/Michael P. Daly
Michael P. Daly
President and Chief Executive Officer